Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Tax Disclosure [Text Block]
Income Taxes

The provision for income taxes is determined by applying the U.S. Federal statutory rate of 34% to income before income taxes as a result of the following:

	Years Ended December 31,
	2011	2010
U.S. Federal benefit at statutory rate	(12,005.5)	$(8,800.3)
State and local benefit net of U.S. federal tax	(2,177.0)	(2,509.4)
Permanent non deductible expenses for U.S. taxes	5,907.3	1,838.1
Reduction in deferred tax assets primarily related to deductibility of certain share-based compensation	(72.4)	2,938.6
True-up of prior year net operating loss	1,367.3	(413.6)
Foreign earnings not permanently reinvested	1,810.3	—
Effect of change in deferred tax rate	2,852.1	—
Writedown of net operating losses due to Section 382 limitations	—	1,932.6
Valuation allowance for deferred tax assets	2,317.9	5,014.0
Tax provision	$—	$—

Deferred income taxes at December 31, 2011 and 2010 consist of the following:

	December 31,
	2011	2010
Deferred Tax Assets:
Accumulated net operating losses (tax effected)	$17,816.7	$17,236.0
Deferred revenue	212.9	149.0
Contingent accounts payable	13.8	26.0
Share-based compensation	3,917.4	2,393.0
Charitable contributions	408.2	176.0
Bad debt provision	107.3	17.0
Goodwill	—	164.0
Other	48.5	—
Deferred tax assets prior to tax credit carryovers	22,524.8	20,161.0

Deferred Tax Liabilities:
Accumulated depreciation	(155.1)	(80.0)
Intangible and indefinite lived assets	(3,303.0)	—
Foreign earnings not permanently reinvested	(2,138.5)	—
Deferred tax liabilities	(5,596.6)	(80.0)
	16,928.2	20,081.0
Valuation reserve	(20,702.9)	(20,081.0)
Net deferred tax liability	$(3,774.7)	$—

The Tax Reform Act of 1986 enacted a complex set of rules limiting the utilization of net operating loss carryforwards (“NOL”) to offset future taxable income following a corporate ownership change. The Company’s ability to utilize its NOL carryforwards is limited following a change in ownership in excess of fifty percentage points during any three-year period.

Since the year 2000, the Company has had several changes in ownership which has resulted in a limitation on the Company’s ability to apply net operating losses to future taxable income. As of December 31, 2011 the Company has lost $25,994,800 or $8,838,200 in tax benefits, of net operating losses applicable to Federal income taxes which expired due to these limitations and expiration of net operating loss carryforwards. At December 31, 2011, the Company had net operating loss carryforwards of approximately $47,427,300 applicable to future Federal income taxes. The tax loss carryforwards are subject to annual limitations and expire at various dates through 2030. The Company has recorded a full valuation allowance against its net deferred tax asset because it is more likely than not that such deferred tax assets will be not realized.

The Company has provided deferred income taxes for the estimated U.S. federal and foreign income tax effects of earnings of subsidiaries expected to be distributed to the Company. Deferred income taxes have been provided on approximately $5,324,300 of undistributed earnings of certain foreign subsidiaries as such amounts are not considered to be permanently reinvested.